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                                                                      Exhibit 23
                                                                      ----------

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-35606; 33-47592; 33-86424; 33-40227; 333-62545;
333-36366; 333-33364; 333-67330) of Schlumberger Limited of our report dated January 22, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


                                            /s/
                                            ------------------------------------
                                            PricewaterhouseCoopers LLP
                                            New York, New York
                                            February 28, 2002